FORUM FUNDS

                        FOUNTAINHEAD SPECIAL VALUE FUND

                       Supplement Dated February 12, 2004
                       to Prospectus Dated March 1, 2003

As of March 1, 2004, the following amendments to the Fund's Prospectus will become effective:

The section entitled "Fee Table" on page 7 of the Prospectus is amended by deleting the chart relating to Shareholder Fees and replacing it with the following chart:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)                                          None
Imposed on Purchases
Maximum Deferred Sales Charge (Load)                                 None
Redemption Fee (as a percentage of amount redeemed, if               1.00%
applicable)(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(2)
Management Fees                                                      0.90%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       1.55
TOTAL ANNUAL FUND OPERATING EXPENSES                                 2.45
Fee Waiver and Expense Reimbursement(3)                              0.95%
NET EXPENSES                                                         1.50%

(1) If you redeem your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. However, if you redeem your shares after the 180-day period, there is no redemption fee.
(2)  Based on amounts for the Fund's fiscal year ending October 31, 2003.
(3) The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2005.

The section entitled "Your Account-Selling Shares" on page 14 of the Prospectus is amended by adding replacing the first paragraph of that section with the following:

REDEMPTION FEE. The Fund assesses a redemption fee of 1.00% of the current net asset value of shares redeemed if the shares being sold were purchased within 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. For example, shares purchased on January 1 of any year will be subject to a 1.00% fee if they are redeemed before June 29 of that same year, and shares redeemed on or after June 29 of that same year will not be subject to any redemption fee. The Fund reserves the right to modify the terms of or terminate the fee at any time.

                       PLEASE RETAIN FOR FUTURE REFERENCE.